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EXHIBIT 99.3


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Shopsmith, Inc. ("the Company") on Form 10-Q for the period ended June 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark A. May, Vice President of Finance and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


August 13, 2002                           By:  /s/ Mark May
                                               --------------------------------
                                               Vice President of Finance
                                               And Treasurer